Exhibit 23



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-50604.


                                    ARTHUR ANDERSEN LLP



Cincinnati, Ohio
April 29, 1996